Exhibit 99.1

Helmerich & Payne, Inc. Merrill Lynch Global Energy Mid and Small Cap Conference October 1, 2008 Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 28, 2007.

H&P Basics Activity: Contract Drilling for Oil and Gas Symbol: HP (NYSE, Since 1963) Market Cap: $5.1 (In Billions, September 24, 2008) Assets: $3.4 (In Billions, June 30, 2008) EBITDA: $849 (In Millions, 12 months ended June 30, 2008) Debt: $455 (In Millions, June 30, 2008)

U.S. Land 208 U.S. FlexRigs 169* Mobile & Conventional 39 International Land 32** H&P’s Global Rig Fleet 249 Total Rigs (Includes New Build Commitments) * Includes 23 rigs scheduled for delivery by the end of the fourth quarter of fiscal 2009. ** Includes 1 FlexRig operating in Tunisia and 7 FlexRigs scheduled for delivery in fiscal 2009. Offshore 9

H&P’s Global Rig Fleet * Includes existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 223 249 0 50 100 150 200 250 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* 2009E* Fiscal Year (Ending Sept 30) Rigs Available International Land Offshore U.S. Land

The world has become more “drilling-centric” Today’s drilling is increasingly more challenging A customer mindset shift in favor of efficiency versus pricing The Market Today

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

$4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins H&P Peers* *Represents weighted-average rig margin per day for PTEN, NBR, UNT and GW. Technology and Quality Service Make a Difference 62% H&P’s Margin Premium

60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers** ** Represents estimated average combined utilization for PTEN, NBR, UNT and GW in the Lower 48. Technology and Quality Service Make a Difference * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the quarter.

-30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 168 Rigs at ~96% Utilization in Q2CY08) Peers* (From 663 to 694 Rigs at ~78% Utilization in Q2CY08) *Represents average active rigs for PTEN, NBR, UNT and GW. H&P Rapidly Gaining Market Share

$0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Operating Income per Quarter (Millions) Quarter Ended H&P Segment Operating Income International Land Offshore U.S. Land H&P’s Growth in Operating Income * Excludes asset impairment charge in the Offshore segment. * ** Excludes effect of one time depreciation adjustment corresponding to prior years in the International Land segment. **

-20% -10% 0% 10% 20% 30% GW PTEN NBR HP Earnings per Share Growth Analyst Estimates CY2007-CY2008 (First Call Consensus - September 25, 2008) -20% -10% 0% 10% 20% 30% GW PTEN NBR HP Cash Flow per Share Growth Analyst Estimates CY2007-CY2008 (First Call Consensus - September 25, 2008) Estimated Growth from 2007 to 2008 (Calendar Years) Delivering EPS & CPS Growth to Shareholders

12% 14% 16% 18% 20% 22% 24% PTEN NBR GW HP Return on Equity 12 Months Ended June 30, 2008 Returns are Ultimately Driven by Performance

$0 $100 $200 $300 $400 $500 $600 GW* PTEN** NBR*** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended June 30, 2008 Most Profitable Driller in U.S. Land Business ** PTEN’s operating income includes drilling operations in Canada. *** NBR’s operating income corresponds to their U.S. Lower 48 Land Drilling segment. * GW’s operating income includes drilling operations in Mexico.

0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Quarter Ended Baker Hughes U.S. Land Average Rig Count $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 H&P’s U.S. Land Average Rig Margin per Day H&P's U.S. Land Average Rig Margin per Day Baker Hughes U.S. Land Rig Count The BH U.S. Land Rig Count Continues to Grow

 Market conditions remain strong Expansion continues 182 of 185 rigs currently active, including 108 under term contracts FlexRigs continue to deliver outstanding field performance at 100% utilization More than half of the segment’s potential revenue days for fiscal 2009 are already contracted H&P’s U.S. Land Operations

H&P U.S. Land Term Contracts Term Contract Status - H&P U.S. Land (Including Committed New Builds) 0 20 40 60 80 100 120 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Number of Rigs (Estimated Quarterly Average) 0% 10% 20% 30% 40% 50% 60% Estimated % of Potential Revenue Days Contracted Term Contracts - Other Rigs Term Contracts - New Builds (Since 2005) % of H&P’s U.S. Land Fleet on Term

108 74 0 20 40 60 80 100 120 Spot Market Under Term Number of H&P Rigs Highly Mobile Conventional FlexRigs Currently Active H&P U.S. Land Rigs

 Long-term contracts – Over half of our fiscal 2009 potential U.S. land revenue days are already contracted at attractive dayrates Customer base – About 80% of our U.S. land fleet is operated by majors and very large independents Over half of H&P’s rigs in the U.S. land spot market are FlexRigs Strong Balance Sheet – Current debt-to-cap ratio under 20% Well Positioned to Cope with Market Volatility

The Remarkable Success of the H&P FlexRig FlexRig Announcements and Completions 50 67 60 Thru FY2004 FY2005 - 2006 FY2007 - 2008 0 20 40 60 80 100 120 140 160 180 200 Number of FlexRigs LT Contracts Announced Since Peak of 2006 LT Contracts Announced Thru Peak of 2006 Previously Existing FlexRigs Completed and Active FlexRigs 177 147

Growth in H&P’s U.S. Land Fleet * Includes existing rigs and announced new build commitments. 30 36 40 39 49 66 83 90 90 113 157 185 208 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E* 2009E* U.S. Land Rigs Fiscal Year (Ended Sept 30)

Delivering Growth to Shareholders $906 $1,141 6.14 7.72 4.21 5.31 $0 $2 $4 $6 $8 $10 $12 $0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 2008C* 2009C* Consensus EPS and CPS Expectations Consensus EBITDA Expectations (Millions) Fiscal Year** Actual and Consensus EPS, CPS and EBITDA EBITDA CPS EPS * Represents Thomson First Call consensus expectations as of September 25, 2008. ** Actuals exclude proceeds from the sale of portfolio securities, sale of drilling equipment and insurance settlements.

H&P is Leading the U.S. Land Retooling Effort


Active H&P U.S. Land Fleet
(182 Rigs as of 9/26/08)
Conventional Rigs
AC Driven (FlexRig 3 & 4)
Other New Builds (FlexRig 1 & 2)
Total Active U.S. Land Fleet (Estimates)
(~2,200 Rigs)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

H&P has proven its ability to execute and deliver Our strengths continue to be aligned with market trends We are very well positioned to cope with market volatility The U.S. land retooling effort will continue We expect to continue to lead that effort We will continue to focus on delivering incremental value to our customers and shareholders In Conclusion...

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Additional References:

 Create value through efficiency and safety Provide the most innovative and advanced drilling rigs Structure the organization required to support them Drive customers’ total well costs down Seize opportunities to expand market share Deliver premium margins and sustainable growth to shareholders H&P’s Differentiated Approach

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

FlexRig4 – Performance Sample 2008 Average Spud to Spud Parachute - Conventional 2008 H&P Average - Parachute - 44 Wells 0 2,000 4,000 6,000 8,000 10,000 37% Improvement 0 2 4 6 8 10 12 14 16 Time (days) Depth (ft)

FlexRig4 – Performance Sample FlexRig4s Barnett Shale Customer’s Target Curve H&P Average - Apr. to Aug. ’08 0 2,000 4,000 6,000 8,000 10,000 12,000 0 2 4 6 8 10 12 14 16 18 20 22 24 40% Improvement Time (days) Depth (ft)

0 10 20 30 40 50 60 70 80 Location Operator Rig Type Active H&P Spot Rigs 74 Active H&P Rigs in the U.S. Land Spot Market (As of September 25, 2008) H&P’s Fleet in the U.S. Land Spot Market Texas Oklahoma Louisiana Majors FlexRigs Conventional Large Independents Small Independents & Privates Rockies Other Highly Mobile

Strong market conditions and daily margins Eight of nine rigs are currently active The ninth rig is contracted and expected to begin operations in early to mid 2009 H&P’s Offshore Operations

 International industry rig count is increasing H&P international land rigs currently 100% utilized Seven new FlexRigs expected to be delivered in Latin America beginning in early fiscal 2009 Actively seeking additional growth opportunities around the world H&P’s International Land Operations

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $0 $20 $40 $60 $80 $100 $120 $140 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Crude Oil & Natural Gas Prices West Texas Intermediate Spot Average Henry Hub Spot Average Crude Oil & Natural Gas Prices Source: Energy Information Administration Crude Oil Natural Gas Crude (9/25/08) NG (9/25/08)

0 250 500 750 1000 1250 1500 1750 2000 $0 $2 $4 $6 $8 $10 $12 $14 $16 2000 2001 2002 2003 2004 2005 2006 2007 2008 Land Rig Count (Monthly Average) Gas Price (Monthly Average - mcf) Gas Price (Henry Hub) BHI Rig Count (Monthly Avg) U.S. Land Rig Count vs. Commodity Prices $4.50 / mcf $6.00 / mcf $3.00 / mcf Source: Energy Information Administration $7.50 / mcf August 2008

0% 10% 20% 30% 40% 50% 60% 70% 80% 0 2 4 6 8 10 12 14 16 2004 2006 2008 Percentage of Operator's U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator's Active U.S. Land Fleet (Major) H&P FlexRigs Other H&P Rigs A FlexRig Success Story “State-of-the-art automated rigs reduce well costs and cycle times, while providing safer, more energy-efficient performance.” H&P’s % of Operator’s Total Active Fleet “The Company has consistently leveraged evolutionary exploration, drilling and production technologies to find deep, tight natural gas reserves and enable production to be brought on quickly.”

0% 6% 12% 18% 24% 30% 36% 0 5 10 15 20 25 30 2004 2006 2008 Percentage of Operator's U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator's Active U.S. Land Fleet (Large Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story “20 of these operated rigs are the newer, high-efficiency modelsproduction growth for the field continued to exceed our expectations...” “Our goal is to continue to drive efficiency with the drilling and completions that we are seeing across the business.” H&P’s % of Operator’s Total Active Fleet

0% 10% 20% 30% 40% 0 3 6 9 12 2004 2006 2008 Percentage of Operator's U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator's Active U.S. Land Fleet (Large Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story H&P’s % of Operator’s Total Active Fleet “It allows us to go to federal acreage and get in there with these new purpose-built rigs and basically finish it up in a quicker and more efficient method, less pads built and also less disturbance and ultimately reclaim the land much quicker.”

0% 10% 20% 30% 40% 50% 60% 70% 0 1 2 3 4 5 6 7 2004 2006 2008 Percentage of Operator's U.S. Land Fleet (Source: Smith Bits S.T.A.T.S.) Active U.S. Land Rigs (Sample Week in April During Each Year) An Operator's Active U.S. Land Fleet (Small Independent) H&P FlexRigs Other H&P Rigs Another FlexRig Success Story H&P’s % of Operator’s Total Active Fleet “One thing we have planned is continued improvements in drilling efficiencies... what once took 15 days or 20 days now we're down in the single digits.”

0 300 600 900 1200 1500 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in U.S. Land Drilling for Natural Gas Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0 2 4 6 8 10 1990 1995 2000 2006 2010 2015 2020 2025 2030 Alaska Onshore Unconventional Offshore Onshore Conventional Projections History TCF Source: Energy Information Administration Annual Energy Outlook 2008 with projections to 2030 (June 2008) Unconventional Natural Gas Production Growing

0 20 40 60 80 100 120 140 160 180 200 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in Barnett Shale Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0 10 20 30 40 50 60 70 80 90 2003 2004 2005 2006 2007 2008 Number of Active Rigs (Smith Bits S.T.A.T.S.) Sample Week in April During Each Year Active Rigs in Piceance Basin Horizontal or Directional Drilling Vertical Drilling Increased Demand for More Difficult Drilling

0% 10% 20% 30% 40% 50% 60% 70% 80% Land Rigs, Industry Wide FlexRigs Percentage of Applicable Rig Fleet Active Land Rigs Drilling Horizontal or Directional Wells (Data Source: Smith International, Inc. - S.T.A.T.S. - 9/19/08) FlexRigs in Demand for More Difficult Wells

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

Highlights of FlexRig3s 1. Field Performance vs. customer’s planned drill curves • 2219 complete wells as of August 18, 2008 • 1381 wells (62%) under or on • 713 wells (32%) over *6% of wells had no planned curves 2. 82% of FlexRig3s are currently drilling directional, more technically difficult wells. FlexRig3 Performance

Highlights of FlexRig4s 1. Field Performance vs. customer’s planned drill curves • 2024 complete wells as of August 18, 2008 • 1353 wells (67%) under or on • 620 wells (30%) over *3% of wells had no planned curves 2. 88% of FlexRig4s are currently drilling directional, more technically difficult wells. FlexRig4 Performance

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 2008) 12–Month Rolling Average Incidence Rates INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) IADC 2Q08 = 4.17 H&P TRIR = 1.48 10.8 MM H&P MANHOURS 0 2 4 6 8 10 12 14 16 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 YEAR

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) Helmerich & Payne, Inc. Actual Cost Per Man Hour worked U.S. Land & Offshore Operations $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 (9 mO) $2.50 $2.00 $1.59 $1.00 $0.50 $0.00 h&p’S EMR FY07 = .33 FY06 = .30 FY05 = .32 FY04 = .32 FY03 = .34 FY02 = .37 FY01 = .38 FY00 = .41 FY99 = .38 FY98 = .37

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